EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of ITC Holdings Corp. (the “Registrant”) on Form 10-Q for the quarterly period ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Linda H. Blair, President and Chief Executive Officer of the Registrant, and Gretchen L. Holloway, Vice President, Chief Financial Officer and Treasurer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 4, 2016

/s/ Linda H. Blair
Linda H. Blair President and Chief Executive Officer

/s/ Gretchen L. Holloway
Gretchen L. Holloway Vice President, Chief Financial Officer and Treasurer